Investor Deck As of 9/30/20 Exhibit 99.1

Forward Looking Statements The Company makes forward-looking statements that are subject to risks and uncertainties. These forward-looking statements include statements regarding profitability, liquidity, adequacy of capital, the allowance for loan losses, interest rate sensitivity, market risk, growth strategy, and financial and other goals. The words, “believes,” “expects,” “may,” “will,” “should,” “projects,” “contemplates,” “anticipates,” “forecasts,” “intends,” or other similar words or terms are intended to identify forward-looking statements. These forward-looking statements are subject to significant uncertainties. Because of these uncertainties, actual future results may be materially different from the results indicated by these forward-looking statements. In addition, past results of operations do not necessarily indicate future results. The following presentation should be read in conjunction with the consolidated financial statements and related notes and risk factors included in the Company’s Form 10-K for the year ended December 31, 2019 and other reports filed with the Securities and Exchange Commission.

2020 Q3 & YTD Highlights: Total Assets $1.1 billion 12 Retail Banking Offices 1 Commercial Loan Production Office Total Loans $806 million Core Deposits $955 million Trust Assets $139 million * Amounts as of 9/30/2020 Eagle Financial Services, Inc. EFSI Bank of Clarke County Commercial Banking Wealth Management Retail Banking Q1 Q2 Net income, (000's) $2,441 $2,819 Diluted, EPS $0.71 $0.83 Dividend, per common share $0.26 $0.26 Net interest margin 3.8600000000000002E-2 3.6999999999999998E-2 Loan growth, gross (000's) $29,272 $,114,902 Deposit growth (000's) $18,455 $,117,911 Q3 YTD Net income, (000's) $3,406 $8,666 Diluted, EPS $0.99 $2.5299999999999998 Dividend, per common share $0.26 $0.78 Net interest margin 3.8600000000000002E-2 3.8100000000000002E-2 Loan growth, gross (000's) $16,767 $,166,627 88226 Deposit growth (000's) $47,328 $,183,694

Investment Rationale: Record of sustained profitability Experienced management with ability to build value Diversified markets in Virginia’s fastest growing MSAs Long-standing bank delivering high tech, yet continued personalized service – call, click or come in Substantial level of insider ownership (>98%)

Market Presence The Bank has an East to West market span covering over 50 miles and four Counties In Q3 2019, the Bank opened a commercial loan production office in Tysons Corner, Fairfax, VA

Eagle Financial Services, Inc.

Executive Team

Executive	Position	Industry Experience	EFSI Tenure	Background
Brandon Lorey	President & CEO	30 Years	1.5 Years	United Bank, H&R Block Bank, Chevy Chase FSB
Kathleen Chappell	EVP & CFO	31 Years	11 Years	Middleburg Financial Corp, Yount, Hyde & Barbour, P.C.
Joe Zmitrovich	EVP & Chief Revenue Officer	27 Years	4 Years	BB&T, SECU of Maryland, Legg Mason, First National Bank of Maryland/Allfirst
Carl Esterhay	EVP & Senior Trust Officer	36 Years	6 Years	Attorney, Norwest Bank, Wells Fargo, Regions Bank
Kaley Crosen	EVP & CHRO	34 Years	22 Years	Jefferson National Bank, First Union Bank, Dominion Bank
Todd Braithwaite	SVP & CTO	30+ in IT, 22 in Banking	5 Years	Sysorex Info. Systems, O'Sullivan Corporation, Middleburg Bank
Aaron Poffinberger	SVP & Chief Risk Officer	16 Years	5 Years	Yount, Hyde & Barbour, P.C.
James George II	SVP & Chief Credit Officer	38 Years	7 Years	Farmers & Merchants, National Bank of Hamilton, F&M Bank, BB&T

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Long Range Strategic Objectives Objective Description Enhance and Expand Revenue Drivers Continue long standing tradition of matching loan growth with sustainable core deposit growth while identifying areas to expand non-interest income Improve Efficiency and Productivity Increased utilization of existing technology to foster drivers of revenue efficiently Evolve to a high performing Bank Grow operating revenue, maximize operating earnings, grow tangible book value and increase the dividend annually Advance Culture and Employee Engagement Invest in our people, systems, and technology to grow revenue, improve the customer experience, and preserve the “customer first” value system

Strategic Priorities Deposits Integrated Cash Management Enhanced Online/Mobile Functionality Enhanced product set to leveraged to attract most profitable customer segments Lending C&I / SBA Focus Eastern Region Expansion through Commercial Lending Team lift out of experienced bankers and credit specialists Fee Drivers Loan Level Hedging Mortgage Secondary Enhancements Optimized Fee Structure Trust / Financial Advisory growth east Finance / Technology Enhanced Expense Management Optimization of Investment Portfolio Call, Click, or Come Over Account Opening Real Time Video Chat

Market Presence Markets Population ages 35-54 Household Income BOCC Deposit Market Share Frederick 23,290 $73,250 29.98% Winchester 6,847 $53,797 10.53% Clarke 3,756 $77,936 79.08% Loudoun 133,474 $136,268 2.55% Fairfax 330,217 $121,133 n/a Washington DC 181,127 $82,604 n/a Current operational markets Opportunity markets

Earnings & Profitability The Company has maintained consistent profitability over the past several years, with ROAA near or above 1.0%

Earnings & Profitability The Company has maintained a strong net interest margin by managing its loan and deposit pricing. Attention has also been given to overhead costs to return efficiency to a targeted level

Asset Mix Segment as a Percentage of Total Assets The Company has maintained a stable mix of its assets over recent years with the majority focused in the loan portfolio, where available funding can be invested back into the communities the Bank serves 2016 2017 2018 2019 9/30/2020 Loan to Deposits 86% 86% 86% 84% 84% Loan to Total Assets 74% 74% 76% 73% 75%

Production Distribution Expansion to the east, which began in earnest four years ago, has led to strong production across the entire footprint providing good loan granularity The PPP program also brought significant new business to the organization where 75% of accounts have been converted to business deposit relationships Net of PPP, the Bank has experienced a 17% growth in core deposits through September 2020

Portfolio Mix (000’s) Gross loans have increased $166.7 million since 12/31/19 $88 million of that growth is in C&I loans and resulted from originated PPP loans Remaining YTD growth has been in the Residential RE and CRE categories Avg. portfolio yield at 9/30/20 was 4.19% *includes $88.2 million of PPP loans 43.4% Loan

Asset Quality *Non-performing assets are comprised of non-accrual loans, other real estate owned and repossessed assets Consistent, conservative lending and underwriting practices combined with focus on delinquency and other asset quality drivers has resulted in lower levels of non-performing assets and minimal loan charges offs in recent years

Deposit Mix & Cost of Funds Total deposits have increased $183.7 million since 12/31/19. The 86% of lower cost non-maturity deposits helps the Company its total cost of funds low, thereby supporting the net interest margin Total cost of funds at 9/30/2020 was 0.41% - which is among the lowest in the State of Virginia 86.5% Since 3/31/20, dda balances are up $167.7 million

Revenue 9/30/20 annualized net interest income is $3.8 million higher than that for the year ended 12/31/2019 while other fee income sources remain consistent with recent year levels The annualized 9/30/20 net interest income includes $2.4 million of interest income and fees from PPP loans Wealth Management Fees include income from fiduciary activities and fees from sales of non-deposit investment products *9/30/20 annualized

EFSI COVID Response 251 loan deferrals ($134MM) 20 Remaining as of 9/30 ($36MM) expected to expire by year end No delinquencies on loans that have come out of deferral period Significant portfolio stress modeling and active communication with all borrowers Early adopter of PPP $88MM funding (900 customers) 250+ new relationships through PPP with over 75% now converted to the Bank with active cash management and ancillary products Recognized $1.4MM in PPP fee income through 9/30/2020 Main Street Lending Program One of seven banks in the state offering the program Drive-thru and by appointment only from March through July Deployed video banking technology and expanded online deposit account opening to new customers Re-opened lobbies in July as Virginia moved into Phase 3 Moved 70% of back-office work force to remote work which remains in place today Special payments made to essential employees who remained customer facing Throughout 2020, maintained net new core deposit account levels above 80 per month (on average, net of PPP) Multiple financial education seminars held to help local business through pandemic and PPP process Institutional Employee / Customer

COVID Impact Despite the pandemic, the Company has experienced record balance sheet growth, excluding the PPP production As reflected in the remaining loan deferrals at 9/30, the Bank’s loan portfolio has been minimally impacted by the pandemic Q1 Q2 Net income, (000's) $2,441 $2,819 Diluted, EPS $0.71 $0.83 Dividend, per common share $0.26 $0.26 Net interest margin 3.8600000000000002E-2 3.6999999999999998E-2 Loan growth, gross (000's) $29,272 $,114,902 Deposit growth (000's) $18,455 $,117,911 Q3 YTD Net income, (000's) $3,406 $8,666 Diluted, EPS $0.99 $2.5299999999999998 Dividend, per common share $0.26 $0.78 Net interest margin 3.8600000000000002E-2 3.8100000000000002E-2 Loan growth, gross (000's) $16,767 $,166,627 88226 Deposit growth (000's) $47,328 $,183,694 44104 Reported Net of PPP Net Income $8,666 $7,397 Loan Production 287612 199386 Deposit Growth 183694 95468 Net Interest Margin 3.8100000000000002E-2 3.5499999999999997E-2 Earnings Per Share, diluted $2.5299999999999998 $2.25 % of Total # $ Loan Portfolio Total Approved 251 $,134,000 0.16631479916246847 805701 Remainig at 9/30/20 20 $36,100 4.4805703356456054E-2 Q1 Q2 Net income, (000's) $2,441 $2,819 Diluted, EPS $0.71 $0.83 Dividend, per common share $0.26 $0.26 Net interest margin 3.8600000000000002E-2 3.6999999999999998E-2 Loan growth, gross (000's) $29,272 $,114,902 Deposit growth (000's) $18,455 $,117,911 Q3 YTD Net income, (000's) $3,406 $8,666 Diluted, EPS $0.99 $2.5299999999999998 Dividend, per common share $0.26 $0.78 Net interest margin 3.8600000000000002E-2 3.8100000000000002E-2 Loan growth, gross (000's) $16,767 $,166,627 88226 Deposit growth (000's) $47,328 $,183,694 44104 Reported Net of PPP Net Income $8,666 $7,397 Loan Production 287612 199386 Deposit Growth 183694 95468 Net Interest Margin 3.8100000000000002E-2 3.5499999999999997E-2 Earnings Per Share, diluted $2.5299999999999998 $2.25 Loan Deferrals % of Total # $ Loan Portfolio Total Approved 251 $,134,000 0.16631479916246847 805701 Remainig at 9/30/20 20 $36,100 4.4805703356456054E-2

Capital Consecutive annual cash dividend increases since 1986 Risk based capital levels exceed the Federal Reserve Bank’s thresholds for well capitalized under the regulatory framework for prompt corrective action Information as of 9/30/2020, unless noted otherwise Exchange OTCQX Ticker Symbol EFSI Market Price $25.20 Common Shares Outstanding 3,416,013 Market Capitalization $86.0 Million Insider Ownership 22.0% Institutional Ownership 1.8% Cash Dividend (annual) $1.04 Dividend Yield 3.8% Average Monthly Volume 16,800 Fully Diluted EPS $ 2.53 Tangible Book Value $30.65 Total Risk-Based Capital Ratio 14.0% Tier I Risk-Based Capital Ratio 13.2% Tier I Leverage Ratio 9.6%

Capital The Company used $1.4 million to purchase 50,988 shares of its common stock during the first nine months of 2020 Since 2011, the Board of Directors has approved an annual stock repurchase plan * * *9/30/2020 annualized

Eagle Financial Services, Inc.

Contacts:

Brandon C. Lorey
President & CEO
blorey@bankofclarke.com
540-955-5227

Kate J. Chappell
EVP & CFO
kchappell@bankofclarke.com
540-955-5226

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